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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 3, 1998

                          BEAUTICONTROL COSMETICS, INC.
             (Exact name of registrant as specified in its charter)


   STATE OF DELAWARE            0-14449                  75-2036343
(State of incorporation)  (Commission File No.)(IRS Employer Identification No.)


                                2121 MIDWAY ROAD
                             CARROLLTON, TEXAS 75006
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 458-0601


                                    NO CHANGE
          (Former name or former address, if change since last report)



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ITEM 5.           OTHER EVENTS
                  ------------

                            STOCK PURCHASE AGREEMENT

GENERAL

         Pursuant to a Stock Purchase Agreement (the "Purchase Agreement") dated as of July 31, 1998 and executed on August 3, 1998, by and among BeautiControl Cosmetics, Inc., a Delaware corporation (the "Company"), Jim Sowell Construction Co., Inc., a Texas corporation ("Sowell"), Jinger L. Heath ("Mrs. Heath") and Richard W. Heath ("Mr. Heath" and together with Mrs. Heath, the "Heaths"), the Company issued 1,200,000 shares ("Shares") of common stock, par value $0.10 per share (the "Common Stock") to Sowell. The aggregate purchase price of the Shares was $9,912,000.

RIGHT OF PARTICIPATION IN FUTURE EQUITY FINANCINGS

         The terms of the Purchase Agreement provide that, in addition to the acquisition of the Shares, for so long as Sowell is the legal and beneficial holder of at least 1,200,000 shares of Common Stock Sowell has a right of participation with regard to any of the Company's future financings obtained through the cash sale of (i) any additional shares of capital stock of the Company; (ii) securities convertible into capital stock of the Company; or (iii) securities carrying the right to purchase additional shares of capital stock of the Company. If any of the above transactions takes place, Sowell may participate in such manner as to retain its current proportionate ownership in the Company, provided that such participation is on terms no less favorable to the Company than the terms of the financing being obtained. Notwithstanding the foregoing, no such right of participation extends to capital stock issued by the Company pursuant to any of the Company's stock option plans.

BOARD REPRESENTATION

         Pursuant to the Purchase Agreement, for so long as Sowell is the legal and beneficial owner of at least 1,200,000 shares of Common Stock, the Company and Mr. Heath have agreed to use their best efforts to cause Mr. James E. Sowell, Chief Executive Officer of Sowell, to be elected to the Board of Directors of the Company.

REGISTRATION OF SHARES

         In addition, as soon as practicable after the signing of the Purchase Agreement, the Company (at its expense) shall use its best efforts to cause the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"). The registration will be on such appropriate registration form as may be selected by the Company and will permit the disposition of the Shares in accordance with the intended method of disposition furnished to the Company in writing by Sowell. In addition, the Company (at its expense) will use its best efforts to cause the registration of the Shares in such states as may be reasonably requested by Sowell. The Company has agreed to indemnify Sowell against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in the registration statement for the Shares, or any prospectus or preliminary prospectus or any amendment or supplement thereto, or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same is (i) contained in any information furnished to the Company by Sowell expressly for use in such registration statement or prospectus, or (ii) caused by the failure to deliver a copy of any prospectus or any amendments or supplements thereto included in the registration statement after the Company has furnished Sowell with a sufficient number of copies of the same. Sowell has agreed to indemnify the Company, its directors, officers, agents, employees and each person who controls the Company (within the meaning of the Securities Exchange Act of 1934, as amended) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in the information




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furnished by Sowell to the Company and included in the registration statement for the Shares, or any prospectus or preliminary prospectus or any amendment or supplement thereto contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading.

RESTRICTIONS ON THE PURCHASE OF ADDITIONAL SHARES OF COMMON STOCK

         The Purchase Agreement also allows Sowell to purchase from third parties additional shares only up to the greater of (i) 391,000 shares of Common Stock or (ii) a number of shares of Common Stock such that Sowell and its affiliates own no more than 26.75% of the then outstanding shares of Common Stock. Moreover, if Sowell acquires any additional shares of Common Stock in blocks of 10,000 shares or more, Sowell must notify the Company, and the Company has the option to purchase up to 50% of such block of additional shares within 72 hours of the Company's receipt of notice from Sowell. The Purchase Agreement provides that, except as described above, neither Sowell nor its affiliates may acquire any other options, proxies or any other rights with respect to additional shares of Common Stock without the prior written consent of the Company and Mr. Heath.

CO-SALE RIGHTS

         The Purchase Agreement grants to Sowell co-sale rights with respect to a proposed transfer of shares of Common Stock by the Heaths such that as a result of such a transfer, the Heaths would own a percentage of the then-outstanding shares of Common Stock less than (i) 26.75%, or (ii) if the percentage of shares of Common Stock owned by Sowell is less than 26.75%, less than that percentage owned by Sowell. In such an event, the number of shares of Common Stock to be included in the transfer by Sowell will be determined by multiplying (x) the total number of shares of Common Stock that are held by Sowell by (y) a fraction (A) the numerator of which is the number of shares to be transferred and (B) the denominator of which is the total number of shares of Common Stock owned by the Heaths. If Sowell elects to exercise the right of co-sale, the amount of shares of Common Stock to be transferred shall be sold to the proposed purchaser in lieu of a corresponding amount of shares proposed to be transferred by the Heaths. The co-sale right does not apply to certain permitted transfers within the Heath's family group; however, any subsequent transfers by a transferee of such shares is subject to the right of co-sale.

PROXY

         Moreover, Sowell granted an irrevocable proxy (the "Proxy") to Mr. Heath to vote the Shares on all matters (except that, in the event of Mr. Heath's death or incapacity, Mrs. Heath shall serve as proxy). The Proxy terminates (i) with respect to any Shares sold by Sowell or any of its affiliates to a third party that is not an affiliate of Sowell or (ii) with respect to all Shares held by Sowell at such time as the Heaths are no longer employed by the Company or if the Heaths hold less than an aggregate of 20% of the then-outstanding shares of Common Stock.


ITEM 7.           EXHIBITS.
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         4.1      Stock Purchase Agreement dated as of July 31, 1998 among
                  BeautiControl Cosmetics, Inc., Jim Sowell Construction Co., Inc., Richard W. Heath and Jinger L. Heath.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BEAUTICONTROL COSMETICS, INC.



Date:   August 20, 1998          By:     /s/ M. Doug Tucker
                                         ------------------------------------
                                 Name:   M. Douglas Tucker
                                 Title:  Senior Vice President-Finance, Chief
                                         Financial Officer and Secretary






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                                    EXHIBITS


4.1 Stock Purchase Agreement dated as of July 31, 1998 among BeautiControl Cosmetics, Inc., Jim Sowell Construction Co., Inc., Richard W. Heath and Jinger L. Heath.